Dreyfus
Short-Intermediate
Government Fund

SEMIANNUAL REPORT
May 31, 1999

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

  * Not FDIC-Insured
  * Not Bank-Guaranteed
  * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                   Contents

                                   THE FUND
-------------------------------------------

                              2     Letter from the President

                              3     Discussion of Fund Performance

                              6     Statement of Investments

                              8     Statement of Securities Sold Short

                              9     Statement of Assets and Liabilities

                             10     Statement of Operations

                             11     Statement of Changes in Net Assets

                             12     Financial Highlights

                             13     Notes to Financial Statements

                                    FOR MORE INFORMATION

--------------------------------------------------------

                                    Back Cover

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Dreyfus Short-Intermediate       The Fund
           Government Fund


LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund covering the six-month period from December 1, 1998 through May 31, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Gerald Thunelius.

Lower short-term interest rates adopted by the Federal Reserve Board and other central banks in the fall of 1998 appear to have helped many developed nations withstand the effects of economic weakness in Japan, Asia and Latin America. At the same time, the U.S. economy entered its eighth year of expansion in an environment characterized by low inflation and high levels of consumer spending.

Fixed-income securities provided mixed results in this economic climate. U.S. Treasury securities gave back most of the gains they achieved last summer when stocks and other types of bonds fell. Other types of bonds performed well, however, as investors shifted assets back into bond market sectors they had previously avoided. Accordingly, many corporate bonds, mortgage-backed securities, asset-backed securities and U.S. dollar-denominated foreign bonds provided relatively attractive returns over the reporting period.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Short-Intermediate Government Fund.

Sincerely,

/s/ Stephen E. Canter

Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
June 14, 1999

2

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DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the six-month period ended May 31, 1999, Dreyfus Short-Intermediate Government Fund produced a total return of 0.56%(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-2.99 Years) Index, produced a total return of 2.45% for the same six-month period(2)

What is the fund's investment approach?

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, it invests in securities issued or guaranteed by the U.S. government or its agencies, and in repurchase agreements. The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association ("Ginnie Mae") the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and collateralized mortgage obligations ("CMOs"), including stripped mortgage-backed securities. CMOs are multi-class bonds that are issued by government agencies or private issuers and are backed by pools of mortgage pass-through securities or mortgage loans.

When choosing securities, we first examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. Using a research-driven investment process, we then attempt to identify potentially profitable sectors before they are widely perceived by the market. Finally, we look for underpriced or mispriced securities within those sectors that, in our opinion, appear likely to perform well over time.

                                                                      The Fund 3

The fund generally maintains an effective duration of approximately three years or less. A portfolio's duration is a measure of its sensitivity to changes in interest rates.

What other factors influenced the fund's performance?

The fund's bond holdings produced mixed results during the six-month reporting period. Most significantly, U.S. Treasury securities suffered as investors who had flocked to these direct obligations of the federal government during last year's "flight to quality" shifted their assets to higher-yielding segments of the marketplace. This was especially true in April and May, when the international bond markets began to show improvement.

In an attempt to earn as much yield as possible from our Treasury securities, we purchased off-the-run (OTR) Treasuries, which are Treasury securities that were issued prior to the most recent auction process. The benefit to owning off-the-run Treasuries is that they tend to produce higher yields because they are often considered less liquid than recent issues. As investors move out of other markets and into U.S. Treasuries, they generally buy the most current securities issued.

In contrast to U.S. Treasuries, U.S. agency securities provided somewhat better returns. Toward the end of the six-month period, we decreased our Treasury exposure -- from approximately 57% at the beginning of the six-month period to approximately 35% as of May 31, 1999 -- choosing instead to redeploy those assets into agency securities that offered higher returns.

On the negative side, the fund's investments in the Treasury Inflation Protection Securities (TIPS) market provided disappointing results during the period. When we bought these bonds, they were selling at what we believed were inexpensive prices relative to conventional Treasury securities. However, in an environment characterized by very little inflation in the U.S., these bonds have tended to underperform.

What is the fund's current strategy?

We have continued to implement our long-standing strategy of constructing a diversified portfolio of high-quality, short- to intermediate-term fixed-income securities that we believe will respond favorably to prevailing economic and market conditions. As of May 31, 1999, we have maintained a neutral average duration -- which is a measure of sensitivity to interest rates -- because we do not believe that investors are currently being adequately compensated for taking on the risks of longer-term securities. By shifting assets away from Treasury and into agency securities, where the returns have been higher, we believe we have been able to align the portfolio more closely with prevailing market conditions.

June 14, 1999

1 Total return includes reinvestment of dividends and any capital gains paid.
  Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH, INC. -- The Merrill Lynch
  Governments, U.S. Treasury, Short-term (1-2.99 years) Index is an unmanaged index consisting solely of short-term treasury securities.

                                                                      The Fund 5

STATEMENT OF INVESTMENTS
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes--98.5%                             Amount ($)       Value ($)
--------------------------------------------------------------------------------
U.S. Government Agency--49.8%
FICO Coupon Strips,
  Zero Coupon, 6/6/2000                            17,967,000      16,995,165
Federal Farm Credit Bank,
  Medium-Term Notes, 9.55%, 5/12/2009               7,000,000       8,662,220
Federal Home Loan Banks,
  Medium-Term Notes, 5.75%, 10/15/2007             53,700,000      53,891,172
Federal Home Loan Mortgage Corp.,
  Medium-Term Notes:
    6.3%, 6/1/2004                                 40,000,000      39,955,200
    6.45%, 4/29/2009                               10,000,000       9,915,900
Federal National Mortgage Association,
  Medium-Term Notes:
    5.75%, 4/15/2003                               30,000,000      29,762,100
    8.5%, 2/1/2005                                 47,765,000      48,377,347
Tennessee Valley Authority,
  Valley Indexed Principal Securities, 3.375%,
  1/15/2007                                        26,093,000 a    25,526,607
                                                                  233,085,711
U.S. Government Agency/Mortgage-Backed--13.4%
Federal Home Loan Mortgage, REMIC,
  Multiclass Mortgage Participation Ctfs.,
  Ser. 1978, Cl. PH, 7%, 1/15/2024
  (Interest Only Obligation)                        5,100,202 b       714,028
Federal National Mortgage Association:
  6%, 10/1/2013                                    29,931,782      29,211,325
  9%, 7/1/2024                                      4,661,522       4,990,720
  REMIC Trust, Gtd. Pass-Through Ctfs.,
    Ser. 1997-56 , Cl. PM, 7%, 6/18/2026
    (Interest Only Obligation)                      3,000,000 b       638,550
U.S. Government Gtd. Development,
  Participation Ctfs.
  (Gtd. By U.S. Small Business Administration):
    Ser. 1997-E, 7.3%, 5/1/2017                     6,691,619       6,848,630
    Ser. 1997-F, 7.2%, 6/1/2017                     4,500,000       4,585,376
    Ser. 1998-E, 6.3%, 5/1/2018                     2,000,000       1,961,357
    Ser. 1998-J, 5.5%, 10/1/2018                    4,428,281       4,153,906
    Ser. 1998-L, 5.8%, 12/1/2018                   10,000,000       9,543,200
                                                                   62,647,092
U. S. Treasury Bonds--16.6%
  15.75%, 11/15/2001                               16,400,000      20,221,200
  10.75%, 2/15/2003                                25,000,000      29,124,750
  10.75%, 5/15/2003                                12,500,000      14,701,000
  11.125%, 8/15/2003                                7,500,000       8,986,200

--------------------------------------------------------------------------------
                                                    Principal
Bonds and Notes (continued)                        Amount ($)       Value ($)
--------------------------------------------------------------------------------
U. S. Treasury Bonds (continued)
  5.25%, 2/15/2029                                  5,000,000       4,592,300
                                                                   77,625,450
U.S. Treasury Notes--18.7%
  6.125%, 12/31/2001                               27,000,000      27,386,100
  6.5%, 5/31/2002                                  23,000,000      23,570,170
  6.5%, 10/15/2006                                 20,000,000      20,804,000
  6.625%, 5/15/2007                                15,000,000      15,769,200
                                                                   87,529,470
Total Bonds and Notes
  (cost $474,689,677)                                             460,887,723

Short-Term Investments--14.9%
--------------------------------------------------------------------------------
U.S. Government Agency Discount Notes;
Federal Home Loan Banks,
  4.68%, 6/1/1999
  (cost $69,840,000)                               69,840,000      69,840,000
--------------------------------------------------------------------------------
Total Investments (cost $544,529,677)                  113.4%     530,727,723

Liabilities, Less Cash and Receivables                 (13.4%)    (62,555,471)

Net Assets                                             100.0%     468,172,252

a Variable rate security-base interest rate shown--adjustment to interest rate linked to the Consumer Price Index.
b Notional face amount shown.
See notes to financial statements.

                                                                      The Fund 7

STATEMENT OF SECURITIES SOLD SHORT
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
                                                       Principal
Notes                                                 Amount ($)      Value ($)
--------------------------------------------------------------------------------
U.S. Treasury Notes, 5.25%, 5/31/2001                 50,000,000     49,859,500
U.S. Treasury Notes, 5.25%, 5/15/2004                 54,800,000     54,024,580
  (proceeds $104,176,150)                                           103,884,080

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------

                                                            Cost          Value
--------------------------------------------------------------------------------
Assets ($):
Investments in securities--See Statement of
  Investments                                        544,529,677    530,727,723
Receivable from brokers for proceeds on securities
  sold short                                                        104,176,150
Receivable for investment securities sold                             9,837,458
Interest receivable                                                   7,617,316
Receivable for shares of Beneficial Interest subscribed                 257,538
Prepaid expenses and other assets                                       118,861
                                                                    652,735,046
Liabilities ($):
Due to The Dreyfus Corporation and affiliates                           232,469
Cash overdraft due to Custodian                                          90,551
Securities sold short, at value
  (proceeds $104,176,150)--See Statement of Securities Sold Short   103,884,080
Payable for investment securities purchased                          78,889,729
Payable for shares of Beneficial Interest redeemed                    1,213,667
Accrued expenses and other liabilities                                  252,298
                                                                    184,562,794
--------------------------------------------------------------------------------
Net Assets ($)                                                      468,172,252
--------------------------------------------------------------------------------
Composition of Net Assets ($):
Paid-in capital                                                     517,407,884
Accumulated undistributed investment income--net                        239,035
Accumulated net realized gain (loss) on investments and
  securities sold short                                             (35,964,783)
Accumulated net unrealized appreciation (depreciation)
  on investments and securities sold short--Note 4(b)               (13,509,884)
--------------------------------------------------------------------------------
Net Assets ($)                                                      468,172,252
--------------------------------------------------------------------------------
Shares Outstanding
(unlimited number of of $.001 par value shares of
  Beneficial Interest authorized)                                    44,401,180
Net Asset Value, offering and redemption price per share ($)              10.54

See notes to financial statements.

                                                                      The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended May 31, 1999 (Unaudited)

--------------------------------------------------------------------------------
Investment Income ($):
--------------------------------------------------------------------------------
Income:
Interest Income                                                    17,160,742
Expenses:
Management fee--Note 3(a)                                           1,194,570
Shareholder servicing costs--Note 3(b)                                386,086
Professional fees                                                      36,535
Trustees' fees and expenses--Note 3(c)                                 29,502
Prospectus and shareholders' reports                                   28,741
Custodian fees--Note 3(b)                                              22,019
Registration fees                                                      19,923
Loan commitment fees--Note 2                                            1,072
Miscellaneous                                                           3,515
Total Expenses                                                      1,721,963
Investment Income--Net                                             15,438,779
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments--Note 4 ($):
Net realized gain (loss) on investments:
Long transactions                                                  (4,577,189)
Short sale transactions                                             3,208,686
Net Realized Gain (Loss)                                           (1,368,503)
Net unrealized appreciation (depreciation) on investments and
  securities sold short                                           (11,288,020)
Net Realized and Unrealized Gain (Loss) on Investments            (12,656,523)
Net Increase in Net Assets Resulting from Operations                2,782,256

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------
                                          Six Months Ended
                                              May 31, 1999           Year Ended
                                                (Unaudited)   November 30, 1998

--------------------------------------------------------------------------------
Operations ($):
Investment income--net                          15,438,779           32,639,194
Net realized gain (loss) on investments         (1,368,503)           1,956,888
Net unrealized appreciation (depreciation)
  on investments                               (11,288,020)          (1,581,674)
Net Increase (Decrease) in Net Assets
  Resulting from Operations                      2,782,256           33,014,408
--------------------------------------------------------------------------------
Dividends to Shareholders from ($):
Investment income--net                         (15,231,061)         (32,804,499)
--------------------------------------------------------------------------------
Beneficial Interest Transactions ($):
Net proceeds from shares sold                   88,229,099          162,536,723
Dividends reinvested                            12,440,349           26,502,951
Cost of shares redeemed                       (107,762,860)        (189,707,314)
Increase (Decrease) in Net Assets from
  Beneficial Interest Transactions              (7,093,412)            (667,640)
Total Increase (Decrease) in Net Assets        (19,542,217)            (457,731)
--------------------------------------------------------------------------------
Net Assets ($):
Beginning of Period                            487,714,469          488,172,200
End of Period                                  468,172,252          487,714,469
Undistributed investment income--net               239,035               31,317
--------------------------------------------------------------------------------
Capital Share Transactions (Shares):
Shares sold                                      8,233,652           14,998,195
Shares issued for dividends reinvested           1,165,978            2,446,543
Shares redeemed                                (10,064,693)         (17,512,879)
Increase (Decrease) in Shares Outstanding         (665,063)             (68,141)

See notes to financial statements.

                                                                     The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

--------------------------------------------------------------------------------
                     Six Months Ended
                         May 31, 1999             Year Ended November 30,
                                          --------------------------------------
                           (Unaudited)     1998    1997    1996    1995    1994
--------------------------------------------------------------------------------
Per Share Data ($):
Net asset value,
  beginning of period           10.82     10.82   10.95   11.06   10.57   11.45
Investment Operations:
Investment income--net            .34       .74     .66     .65     .73     .76
Net realized and unrealized gain
  (loss) on investments          (.28)      .01    (.13)   (.11)    .49    (.82)
Total from Investment Operations  .06       .75     .53     .54    1.22    (.06)
Distributions:
Dividends from investment
  income--net                    (.34)     (.75)   (.66)   (.65)   (.73)   (.76)
Dividends from net realized
  gain on investments              --        --      --      --      --    (.06)
Total Distributions              (.34)     (.75)   (.66)   (.65)   (.73)   (.82)
Net asset value, end of period  10.54     10.82   10.82   10.95   11.06   10.57
--------------------------------------------------------------------------------
Total Return (%)                 1.12a     7.21    4.93    5.08   11.91    (.57)
--------------------------------------------------------------------------------
Ratios/Supplemental Data (%):
Ratio of expenses to average
  net assets                      .72a      .70     .74     .74     .66     .47
Ratio of net investment income
  to average net assets          6.46a     6.85    6.13    5.99    6.73    6.91
Decrease reflected in above
  expense ratios due to
  undertakings by the Manager      --        --     .01      --     .09     .30
Portfolio Turnover Rate        493.37b   902.14  818.39  594.44  387.60  695.60
--------------------------------------------------------------------------------
Net Assets, end of period
  ($ x 1,000)                 468,172   487,714 488,172 569,319 573,681 496,513

a Annualized.
b Not Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Premier Mutual Fund Services, Inc. is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

                                                                     The Fund 13
income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $33,848,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1998. The carryover does not include net realized securities losses from November 1, 1998 through November 30, 1998 which are treated, for Federal income tax purposes, as arising in fiscal 1999. If not applied, $23,885,000 of the carryover expires in fiscal 2002, $4,470,000 expires in fiscal 2003, $1,220,000 expires in fiscal 2004 and $4,273,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on the prevailing market rates in effect at the time of borrowings. During the period ended May 31, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions
With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the fund's average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expense. During the period ended May 31, 1999, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 1999, the fund was charged $210,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 1999, the fund was charged $95,822 pursuant to the transfer agency agreement.

                                                                     The Fund 15

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 1999, the fund was charged $22,019 pursuant to the custody agreement.

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

(a) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, during the period ended May 31, 1999:

                                      Purchases ($)         Sales ($)
                                      -------------------------------
Long transactions..................   2,162,821,610     2,168,993,606
Short sale transactions............   2,132,313,616     2,239,698,452
Total..............................   4,295,135,226     4,408,692,058

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund would realize a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily, a segregated account with a broker and custodian, of cash and/or U.S. Government securities sufficient to cover the short position. Securities sold short at May 31, 1999, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

(b) At May 31, 1999, accumulated net unrealized depreciation on investments and securities sold short was $13,509,884 consisting of $504,291 gross unrealized appreciation and $14,014,175 gross unrealized depreciation.

At May 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 17

For More Information

                     Dreyfus Short-Intermediate
                     Government Fund
                     200 Park Avenue
                     New York, NY 10166

                     Manager

                     The Dreyfus Corporation
                     200 Park Avenue
                     New York, NY 10166

                     Custodian

                     Mellon Bank, N.A.
                     One Mellon Bank Center
                     Pittsburgh, PA 15258

                     Transfer Agent &
                     Dividend Disbursing Agent

                     Dreyfus Transfer, Inc.
                     P.O. Box 9671
                     Providence, RI 02940

                     Distributor

                     Premier Mutual Fund Services, Inc.
                     60 State Street
                     Boston, MA 02109

To obtain information:

By telephone
Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Information
can be viewed online or
downloaded from:
http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation      542SA995